UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                    Filed Pursuant to Section 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 12, 1998


                          U.S. FRANCHISE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                       0-                     58-2361501
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
     of incorporation)                                        Identification
                                                              Number)


                         13 Corporate Square, Suite 250
                                Atlanta, GA 30329
                    ----------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (404) 235-7444


                                Page 1 of 9 pages

                         Exhibit Index begins on Page 7

Item 2.  Acquisition or Disposition of Assets

                  U.S. Franchise Systems, Inc., a Delaware corporation ("USFS"), and USFS Hawthorn, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger dated as of December 9, 1997 (the "Merger Agreement"). On March 12, 1998, pursuant to the Merger Agreement, (i) USFS merged with and into the Company with the Company surviving the merger (the "Merger"), and (ii) the Company was renamed "U.S. Franchise Systems, Inc."

                  On March 11, 1998, a special meeting of the stockholders of USFS was held at which the stockholders were asked, pursuant to a Joint Proxy Statement/ Prospectus contained within the Company's Form S-4 Registration Statement (No. 333-46185) filed with the Securities and Exchange Commission on February 12, 1998, to consider and vote upon, among other things, the Merger Agreement. The stockholders of USFS approved and adopted the Merger Agreement at their meeting. The Merger Agreement was approved and adopted by the stockholder of the Company at a meeting held on December 8, 1998.

                  Subsequent to these shareholder meetings, a Certificate of Merger was filed with the Secretary of State of the State of Delaware. This filing was accepted and the Merger became effective on March 12, 1998.

                  Pursuant to the terms of the Merger Agreement, upon consummation of the Merger, each share of Class A Common Stock, par value $0.01 per share, of USFS (the "USFS Class A Common Stock") and Class B Common Stock, par value $0.01 per share, of USFS (the "USFS Class B Common Stock" and, together with the USFS Class A Common Stock, collectively, the "USFS Common Stock") issued and outstanding prior to the Merger was converted into the right to receive one share of Class A Common Stock, par value $0.01 per share, of the Company (the "Company Class A Common Stock") or one share of Class B Common Stock, par value $0.01 per share, of the Company (the "Company Class B Common Stock"), as applicable. All outstanding options to purchase USFS Class A Common Stock (the "USFS Options") were assumed by the Company, and every USFS Option assumed by the Company became, and represents, an option exercisable for shares of Company Class A Common Stock. Prior to the Merger, Neal K. Aronson, the Executive Vice President, Chief Financial Officer and a director of USFS, was also the President and sole director of the Company. Pursuant to the Merger Agreement, the officers and Directors of USFS became the officers and directors of the Company, respectively. In addition, in connection with the Merger, the Board of Directors of the Company increased the size of the Board of Directors by one director and appointed Douglas Geoga to fill that vacancy.

                  The USFS Class A Common Stock was registered pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Pursuant to Rule 12(g)-3(a) under the Exchange Act, in connection with the Merger, the shares of Company Class A Common Stock are deemed to be registered under Section 12(g) of the Exchange Act. USFS will be filing a Form 15 with the

Securities and Exchange Commission to terminate the registration under the Exchange Act of the USFS Class A Common Stock.

                  Prior to the Merger, USFS business activities including acquiring, marketing and servicing well-positioned brands in the lodging industry with potential for rapid growth through franchising. The business of the Company initially consists of the business conducted by USFS immediately prior to the consummation of the Merger. The Company intends to continue to conduct the business as it was conducted prior to the Merger.

                  Also in connection with the Merger, on December 9, 1997 the Company, USFS, Hawthorn Suites Associates, an Illinois joint venture ("HSA") and HSA Properties, Inc., a Delaware corporation ("HPI") entered into a Contribution Agreement (the "Contribution Agreement").

                  Under the Contribution Agreement, each of HPI and HSA (together the "Assignors") agreed to sell, assign, transfer, convey, grant and set over to the Company all of its rights, title, and interest in and to their one percent (1%) and ninety-eight percent (98%) membership interests, respectively, in HSA Properties, L.L.C., a Delaware limited liability company ("HSA LLC"), a single purpose entity that owns all of the trademarks, copyrights and other intellectual property related to the Hawthorn Suites hotel brand, (collectively, the "Equity Interests"), other than the right to receive allocations of income, gain, loss, deduction, credit and similar items and distributions in respect of the period prior to the closing date (the "Closing Date"). Correspondingly, the Company agreed to accept, assume, take over and succeed to all of the Assignors' right, title and interest in and to the Equity Interests and agreed to assume and perform and discharge in full, when due, all of the obligations and commitments of the Assignors related thereto pursuant to the terms of the Operating Agreement of HSA Properties L.L.C., dated as of March 27, 1996 ("HSA LLC Agreement"), and to be bound by all of the provisions of the HSA LLC Agreement. Pursuant to the Contribution Agreement, in exchange for the Equity Interests, on the Closing Date, March 12, 1998, the Company issued to the Assignors an aggregate of 2,222,222 shares of Company Class A Common Stock, which were valued at $17,777,776 on the date the Merger was publicly announced (based on the closing price of USFS's Class A Common Stock on such date) and $28,888,886 based on the closing price of USFS's Class A Common Stock as of March 12, 1998. The Company arrived at this valuation based, in part, on certain financial analysis prepared by management consisting of a determination of the present value based on a discounted cash flow analysis of the royalty payment that management projected that the Company would have otherwise paid to HSA LLC.

Item 5.  Other Events.

                  In connection with the Merger, On March 12, 1998, HSA, HPI, Michael A. Leven, Neal K. Aronson and the Company, entered into a Shareholders Agreement (the "Shareholders Agreement").

                  Pursuant to the Shareholders Agreement, HSA and HPI were granted certain customary registration rights and "tag along" rights and HSA and HPI agreed not to enter into certain transactions with regard to the Company's ownership or management and, for a specified period of time and subject to certain exceptions, not to transfer the shares of Company Class A Common Stock they had acquired under the Contribution Agreement. Furthermore, the Shareholders Agreement provided that a representative of HSA, initially Douglas Geoga, will be nominated for election to the Company's Board of Directors provided that HSA and HPI maintain a specified level of ownership in the Company.

                  Pursuant to the Merger, the Certificate of Incorporation of USH was amended to change the name of USH to "U.S. Franchise Systems, Inc."

Item 7.  Financial Statements and Exhibits

                  (a)      Financial Statements of businesses acquired.

                           (i) Financial Statements (audited) of U.S. Franchise Systems, Inc. and Subsidiaries for the year ended December 31, 1996 and for the period from August 28, 1995 (inception) to December 31, 1995 (incorporated by reference to pages F-6 to F-19 to the Definitive Proxy Statement on Schedule 14A filed by U.S. Franchise Systems, Inc. with the Securities and Exchange Commission on February 12, 1998 (File No. 0-29808)).

                           (ii) Financial Statements (unaudited) of U.S. Franchise Systems, Inc. and Subsidiaries for the three months and nine months ended September 30, 1997 and 1996 (incorporated by reference to pages F-2 to F-5 to the Definitive Proxy Statement on Schedule 14A filed by U.S. Franchise Systems, Inc. with the Securities and Exchange Commission on February 12, 1998 (File No. 0-29808)).

                           (iii) Statement and Royalties and Other Payments (unaudited) of HSA Properties, L.L.C. (incorporated by reference to page F-23 to the Definitive Proxy Statement on Schedule 14A filed by U.S. Franchise Systems, Inc. with the Securities and Exchange Commission on February 12, 1998 (File No. 0-29808)).

                           (iv) Financial Statements (audited) of USFS Hawthorn, Inc. as of December 12, 1997 (incorporated by reference to pages F-20 to F-22 to the Definitive Proxy Statement on Schedule 14A filed by U.S. Franchise Systems, Inc. with the Securities and Exchange Commission on February 12, 1998 (File No. 0-29808)).

                  (b)      Pro forma financial information.

                  Pro Forma Condensed Financial Statements of the surviving company incorporated by reference to pages 71-75 to the Definitive Proxy Statement on Schedule 14A filed by U.S. Franchise Systems, Inc. with the Securities and Exchange Commission on February 12, 1998 (File No. 0-29808).

                  (c)      Exhibits.




EXHIBIT                             DESCRIPTION
NO.

2.1  --  Agreement and Plan of Merger, dated December 9, 1997, between
         U.S. Franchise Systems, Inc. and USFS Hawthorn, Inc. (incorporated by reference to Exhibit 2.1 of the Company's Registration Statement on Form S-4 (Registration Number 333-46185)).
2.2 -- Contribution Agreement, dated December 9, 1997, among Hawthorn Suites Associates, HSA Properties, Inc., USFS Hawthorn, Inc. and U.S. Franchise Systems Inc. (incorporated by reference to Exhibit 2.2 of the Company's Registration Statement on Form S-4 (Registration Number 333-46185)).
4.1 -- Certificate of Incorporation of USFS Hawthorn, Inc., as in effect (incorporated by reference to Exhibit 3.1 of the Company's Registration Statement on Form S-4 (Registration Number 333-46185)).
4.2 -- Form of 10% Subordinated Debenture due September 29, 2007 (incorporated by reference to Exhibit A to Exhibit 3.1 of the Company's Registration Statement on Form S-1 (Registration No. 333-11427)).
4.3 -- Specimen Class A Common Stock Certificate of USFS Hawthorn, Inc. (incorporated by reference to Exhibit 4.3 of the Company's Registration Statement on Form S-4 (Registration Number 333-46185)).
4.4 -- Specimen Class B Common Stock Certificate of USFS Hawthorn, Inc. (incorporated by reference to Exhibit 4.4 of the Company's Registration Statement on Form S-4 (Registration Number 333-46185)).
99.1 --  Press Release Issued by U.S. Franchise Systems, Inc. on March 12, 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         U.S. FRANCHISE SYSTEMS, INC.


Date: March 23, 1998                     By: /s/ Neal K. Aronson
                                         -----------------------
                                         Name:  Neal K. Aronson
                                         Title: Executive Vice President
                                                and Chief Financial Officer

                                  Exhibit Index



                                                                                                 Page Number in
                                                                                             Rule 0-3(b) Sequential
                                                                                                Numbering System
EXHIBIT                            DESCRIPTION                                                   where Exhibits
NO.                                                                                               can be found
-------------------------------------------------------------------------------------------------------------------
   2.1    --     Agreement and Plan of Merger, dated December 9, 1997, between
                 U.S. Franchise Systems, Inc. and USFS Hawthorn, Inc.
                 (incorporated by reference to Exhibit 2.1 of the Company's                            N/A
                 Registration Statement on Form S-4 (Registration Number 333-
                 46185)).
   2.2    --     Contribution Agreement, dated December 9, 1997, among
                 Hawthorn Suites Associates, HSA Properties, Inc., USFS
                 Hawthorn, Inc. and U.S. Franchise Systems Inc. (incorporated by                       N/A
                 reference to Exhibit 2.2 of the Company's Registration Statement
                 on Form S-4 (Registration Number 333-46185)).
   4.1    --     Certificate of Incorporation of USFS Hawthorn, Inc., as in effect
                 (incorporated by reference to Exhibit 3.1 of the Company's                            N/A
                 Registration Statement on Form S-4 (Registration Number 333-
                 46185)).
   4.2    --     Form of 10% Subordinated Debenture due September 29, 2007
                 (incorporated by reference to Exhibit A to Exhibit 3.1 of the                         N/A
                 Company's Registration Statement on Form S-1 (Registration
                 No. 333-11427)).
   4.3    --     Specimen Class A Common Stock Certificate of USFS Hawthorn,
                 Inc.  (incorporated by reference to Exhibit 4.3 of the Company's                      N/A
                 Registration Statement on Form S-4 (Registration Number 333-
                 46185)).
   4.4    --     Specimen Class B Common Stock Certificate of USFS Hawthorn,
                 Inc.  (incorporated by reference to Exhibit 4.4 of the Company's                      N/A
                 Registration Statement on Form S-4 (Registration Number 333-
                 46185)).
  99.1    --     Press Release Issued by U.S. Franchise Systems, Inc. on                                8
                 March 12, 1998.

